SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - October 9, 2003

                        Harleysville National Corporation
             (Exact name of registrant as specified in its charter)
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Pennsylvania                             0-15237              23-2210237
-----------------------------  -----------------  ----------------------
(State or other jurisdiction    (Commission File           (IRS Employer
    of incorporation)              Number)            Identification Number)
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483 Main Street
Harleysville, Pennsylvania                     19438
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(Address of principal executive offices)  (Zip Code)
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        Registrant's telephone number including area code: (215) 256-8851
                                                           --------------

                                       N/A
     -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                     Page 1

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Item 7  Financial Statements and Exhibits.
-----------------------------------------
Item 7  (c) Exhibits:
        Exhibit 99 - Press Release of Registrant, dated October 9, 2003 of Harleysville National Corporation (furnished pursuant to Items 9 and 12 hereof).


Item 9  Regulation FD Disclosure.
--------------------------------
        (Information is being provided under Item 12 as well as under Item 9, in accordance with SEC Release No. 33-8216.)

        On October 9, 2003, Harleysville National Corporation issued a press release reporting on its results of operations for the quarter ended September 30, 2003. This press release is furnished in this report, pursuant to Items 9 and 12 hereof, as Exhibit 99.

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                                     Page 2

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  HARLEYSVILLE NATIONAL CORPORATION
  (Registrant)

  /s/ Walter E. Daller, Jr.
----------------------------------------
  Walter E. Daller, Jr.
  President and Chief Executive Officer


Dated: October 9, 2003


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                                    EXHIBIT INDEX

                                  Page
Exhibit 99  Press Release dated October 9, 2003, of Harleysville         4
            National Corporation (furnished pursuant to Items
            9 and 12 hereof).
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